                                                                   EXHIBIT 10.1

             AMENDMENT TO INFORMATION TECHNOLOGY SERVICES AGREEMENT


            THIS AMENDMENT ("AMENDMENT") TO INFORMATION TECHNOLOGY SERVICES AGREEMENT, dated as of February 15, 2000, by and between ARCH CHEMICALS, INC., a Virginia corporation ("ARCH"), and OLIN CORPORATION, a Virginia corporation ("OLIN").

                                   WITNESSETH:

            WHEREAS, OLIN and ARCH entered into an Information Technology Services Agreement, dated as of February 8, 1999 (the "IT Services Agreement", capitalized terms not otherwise defined in this Amendment have the meaning set forth in the IT Services Agreement) in connection with the provision of certain information technology services by ARCH to OLIN; and

            WHEREAS, the IT Services Agreement provided for an Initial Term expiring on January 31, 2001, subject to automatic one-year renewals thereafter unless terminated by either party on twelve (12) months prior notice; and

            WHEREAS, the IT Services Agreement is not being renewed for a one-year term after the Initial Term and the provision by ARCH to OLIN of IT Services under the IT Services Agreement shall be terminated by an orderly transition of IT Services through implementation of two major transition phases (the "Transition"); and

            WHEREAS, OLIN and ARCH have agreed to amend the IT Services Agreement to reflect the agreements of the parties regarding the Transition and otherwise to reflect certain agreements reached by the parties.

            NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OLIN and ARCH agree as follows:

            1. Term of Agreement. The parties acknowledge and agree that upon
               -----------------
expiration of the Initial Term on January 31, 2001, the IT Services Agreement shall not be renewed but shall continue for a transitional period until September 30, 2001 (the "Extension Term"). OLIN may elect an earlier termination date for the Extension Term of June 30, July 31 or August 31, 2001 upon the giving of at least twelve (12) months prior notice to ARCH of such election by OLIN for such earlier termination date.

            2. Transition Phases. The Transition shall be implemented in an
               -----------------
orderly manner through two major transition phases.

            (a) Phase I consists of two parts: (i) Part IA, the transition from
                -------
ARCH to OLIN of the LAN / Desktop / Server services, as well as Application Support services, and (ii) Part IB, the removal of those costs which OLIN or ARCH can pay directly from the allocation/billing process. Additional specifics of the Phase I transition are outlined on the attached Schedule I under Phase I. Implementation of Phase I has begun as of January 1, 2000 and ARCH and OLIN shall work cooperatively toward completion of such Phase I transition as promptly as reasonably possible, with the transition of LAN/Desktop/Server services to be completed by March 24, 2000 and the transition of Application Support and Part IB services to be completed by June 30, 2000.

            (b) Phase II -- Transition of the data center, telecom / data
                --------
(AT&T), help desk, PBX/voice services in Norwalk and Bethalto and all other remaining Services under the IT Services Agreement ("Phase II Services"). Additional specifics of the Phase II transition are outlined on the attached
Schedule I under Phase II. Phase II shall occur during the Extension Term, except that OLIN may elect to accelerate transition from ARCH of certain Phase II Services prior to January 31, 2001.

            3. Pricing.
               --------

            (a) Pursuant to Part IB of the Phase I transition, all costs that either OLIN or ARCH can pay directly will be removed from the allocation / billing process effective January 1, 2000, or as soon as practical thereafter but no later than June 30, 2000. Such costs identified to date are listed on
Schedule II, together with the effective date of their removal from the allocation/billing process. The parties shall continue to work together to identify other costs which are appropriate for direct payment and to effect such direct payment by June 30, 2000.

            (b) Upon the transfer of responsibilities for DSO services, all charges for salary and benefits for those services will immediately be removed from the allocation pool. All charges for salary and employee benefits for non-DSO employees transferred to OLIN pursuant to Section 5 below shall be removed by ARCH from the Pricing/Fees payable by OLIN, as of the effective date of such employees' addition to the OLIN payroll

            (c) All charges by ARCH for DSO services at Norwalk and East Alton (other than those set forth in subparagraph 3.(b), above) will end when the respective portion of Part IA of the Phase I transition is complete.

            (d) For the period from January 1, 2000 through December 31, 2000 the allocation of joint costs shall be as reflected on the budget attached hereto as Schedule IV.

            (e) As Phase II Services are transitioned out of the IT Services Agreement, ARCH will reduce charges to OLIN in the amount that removal of such Services result in a direct reduction in ongoing costs. OLIN will continue to pay all remaining allocated costs through the Extension Term.

            (f) ARCH agrees to provide OLIN with data / voice services at its actual cost through January 31, 2001.

            4. Services.
               ---------

            (a) ARCH will continue to provide Services through the Initial Term as set forth in Schedule A to the IT Services Agreement, except for those Services that are transitioned during Phase I, each of which Service shall no longer be performed by ARCH as of the effective date of transition of such Service to OLIN.

            (b) During Phase II of the transition, ARCH will continue to provide the Services comprised of (i) any Phase I Services for which transition has not been completed, (ii) the Phase II Services until the transition for such Service is complete, and (iii) the migration Services described in Section 20.2 of the IT Services Agreement.

            (c) For each Service that ARCH is providing, ARCH will continue to provide ancillary support services (e.g., report failures, call for service --- support, etc.) related to those Services for the period that ARCH is continuing to provide such Service.

            (d) ARCH will continue to provide Help Desk services with access to tools through September 30, 2001. ARCH will not engage in direct SMS problem solving for OLIN employees to enable a clean demark between Help Desk service and the LAN/Desktop Server services which will be provided by OLIN personnel for all OLIN employees.

            (e) OLIN will cease providing legacy system support to ARCH no later than September 1, 2000, unless otherwise agreed to in writing by the parties.

            5. Personnel Transitions.
               ----------------------

            (a) OLIN and ARCH acknowledge that the persons listed on Schedule III ("Schedule III Personnel") were transferred to the OLIN payroll on February 1, 2000.

            (b) ARCH and OLIN shall work together to complete the full transition and integration of Schedule III Personnel as promptly as possible, including the relocation of Schedule III Personnel to OLIN offices by March 24, 2000, and management of Schedule III Personnel by OLIN supervisors as soon as practical, except for those Schedule III Personnel designated on Schedule III as remaining on-site at ARCH locations with security access privileges, who will continue to be managed by ARCH so long as such person continues to have such security access.

            6. OLIN Sourcing Study. OLIN will initiate a sourcing study
               -------------------
beginning in January 2000, with a completion goal no later than July 31, 2000. ARCH will provide OLIN information in a timely way (consistent with the terms of the IT Services Agreement) to permit OLIN to complete its sourcing study. On or before August 1, 2000, OLIN will advise ARCH of the final schedule for transition for all Services. Such sourcing study shall be conducted by and be the responsibility of OLIN. ARCH will not be requested to serve on an OLIN task team to develop RFP's and/or to choose sourcing alternatives; except that ARCH agrees to make available to OLIN up to 25% of Jim Hellrich's time through the end of the OLIN sourcing study to assist in defining service requirements and completing a suitable sourcing arrangement.

            7. Financial Reporting and True-Ups.
               ---------------------------------

            (a) ARCH shall provide to OLIN financial reports as are consistent with reports generated for internal IT organizations. ARCH and OLIN shall agree as to the details of the contents and timing of such reports by March 31, 2000.

            (b) The budget for the second contract year is attached hereto as
Schedule IV. ARCH will report on actual costs on quarterly basis. The true-up process for the period ending December 31, 2000 will occur on or before February 15, 2001.

            8. Other Agreements.
               -----------------

            (a) OLIN and ARCH will work cooperatively to effectively implement the proposed schedule for transition of Services described in Section 6 above. Any new Services not associated with the transition of Services from ARCH to OLIN will be managed in accordance with Section 3.5 of the IT Services Agreement.

            (b) As Services are removed from the IT Services Agreement during the Transition, OLIN shall thereafter be free to choose whatever technical standards and other specifications as OLIN elects with respect to such Services no longer covered by the IT Services Agreement.

            (c) OLIN will provide ARCH with satisfactory proof that OLIN is licensed to use software and systems that are managed by ARCH under the IT Services Agreement and that such license authorizes ARCH's access for purposes of management of the systems.

            9. Final Termination of Agreement. As of the effective termination
               ------------------------------
date for the Extension Term pursuant to Section 2 above:

            (a) ARCH shall no longer provide and OLIN shall no longer receive any Services, except for those described in Article 20.2 of the IT Services Agreement, to the extent applicable;

            (b) The Shared Assets shall be allocated and distributed between ARCH and OLIN as provided in Article 16 of the IT Services Agreement, pursuant to the agreed Schedule G attached hereto in substitution for the Schedule G originally attached to the IT Services Agreement; and

            (c) All other rights and obligations of the parties under the IT Services Agreement shall terminate, except for those which survive pursuant to the terms of the IT Services Agreement.

            10. Effect of Amendment. Except as amended by this Amendment, the IT
                -------------------
Services Agreement shall remain unaffected and in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                   OLIN CORPORATION


                                   By: P. Kosche
                                       --------------------------------
                                       Name:  Peter C. Kosche
                                       Title: Senior Vice President,
                                              Corporate Affairs

                                   ARCH CHEMICALS, INC.


                                   By: Leon B. Anziano
                                       --------------------------------
                                       Name:  Leon B. Anziano
                                       Title: President

                                   Schedule I

PHASE I:

Part IA - LAN / Desktop / Server (DSO) Services. A detailed plan will be
------------------------------------------------
prepared by OLIN and reviewed by ARCH and implemented for both sites that covers the separation of systems and the transition of the responsibility for their support to OLIN as follows:

            (a) In Norwalk, the following will apply:
                   -------

            * OLIN will transition their users off ARCH's Exchange and Print /
              File servers.
            * OLIN will remove their specialty servers from ARCH's
              computer room.
            * OLIN will transition off ARCH's data base and intranet servers, and any other ARCH- owned Norwalk computer system.
            * OLIN will vacate ARCH's Xylan LAN switch. ARCH will assist OLIN connecting a new OLIN-provided LAN switch to ARCH's Cisco router.
            * The only shared systems and services that will remain will be the
              ARCH owned PBX and Voice mail systems, which will be managed by
              ARCH for the benefit of both companies.

            (b) In East Alton, the following will apply:
                   ----------

            * The shared Xylan LAN switch environment may remain until the East Alton campus is completely disconnected from the ARCH Bethalto computer center. This is anticipated to occur prior to September 30, 2001 when the campus is connected via a router to an external service supplier.
            * OLIN will relocate East Alton specific servers (currently estimated to total 4 servers) from the ARCH computer center.
            * personnel transferred from ARCH to OLIN will be moved from the ARCH computer center to OLIN supplied space.

Part IA - Application Support Services --
--------------------------------------

The following application development and support work will be transferred to OLIN no later than June 30, 2000:

1) Mainframe to/from SAP interface for Cash Application processing from lockboxes
2) Mainframe to/from SAP interface for A/P Payment processing to banking institutes
3)   EDI:

     o    Support converted transactions and maps (20+)

     o Support new maps for invoicing, payments, procurement, orders, bills of lading
     o    Set up new trading partners
     o    Develop new EDI maps
     o    Develop internal audit reporting
     o    Support mailboxes
     o    Develop Gentran server archival process
4) OLIN corporate and Chlor Alkali SQL server applications support:
     o    IMPAC historical plant maintenance application
     o    Legal application (backend to Corporate Law Pak)
     o    Pension Partners
     o    Possibly FSC and LIFO applications
5) OLIN corporate web based applications and sites:
     o    Inside OLIN intranet site development and support
     o    Legal intranet site support
     o    Ethics intranet site support
     o    Supply Order intranet site support
6) OLIN corporate ACCESS data base applications:
     o    Direct Grants application development and support
     o    Procurement card processing for Norwalk and Chlor Alkali
     o    TPA development of data base and support

ARCH will continue to assist in troubleshooting operational problems relating to SAP services until those services are transferred completely to OLIN.

Part IB -
-------

               * Charges which OLIN and/or ARCH can pay directly will be removed from the allocation/billing process.
               * Such removed charges and related vendor matters shall be handled directly by OLIN and/or ARCH outside of the allocation/billing system, including sourcing, contract negotiation, purchase requisitions, invoice approval, invoice processing, payment, and other matters related to direct vendors.
               * ARCH and OLIN may elect to collaborate on certain sourcing, however such collaboration will be at the parties' discretion and outside of the scope of the IT Services Agreement.
               * Current cost allocation methods will be reviewed and adjusted to assure equitable distribution of remaining costs.

PHASE II

            (a) Network (Voice / Data) Services.
                --------------------------------

            * ARCH will remain the customer of record with AT&T and shall continue to provide OLIN with data/voice services at ARCH's actual cost for the Initial Term of the IT Services Agreement.
            * As of January 31, 2001, OLIN shall move to a new carrier of its choice and shall switch completely and pay transition costs associated with moving to the new carrier (including reasonable and actual fees for one time ARCH services involved with the transition, but not including increased charges that AT&T may impose on ARCH).
            * ARCH shall explore with OLIN possible arrangements with AT&T which could be of mutual benefit to both parties, but neither party shall be under any obligation regarding such possible arrangements, and any agreements regarding such arrangements would be outside the scope of the IT Services Agreement.

            (b) Help Desk.
                ----------

            ARCH will continue Help Desk services with access to tools until expiration of the Extension Term. However, as of the transition of DSO personnel from ARCH to OLIN as a part of Phase I, ARCH will no longer engage in direct SMS problem solving for OLIN employees. This will provide clear demarcation between Help Desk service and the LAN / Desktop / Server services to be provided by such transferred OLIN personnel.

            (c) All other Services. To be transitioned in accordance with the
                ------------------
final schedule for transition provided by OLIN to ARCH by August 1, 2000 pursuant to Section 6 of this Amendment.

                                  Schedule II
                             Costs Removed From the
                    Data Center Allocation / Billing Process
                           Effective January 1, 2000

 ACCOUNT         VENDOR                               JAN       FEB         MAR       APR          MAY       JUN        JUL
 5316010   QRS - EDI                                   250       250         250       250          250       250        250
 5316010   Sterling - EDI                            1,800     1,800       1,800     1,800        1,800     1,800      1,800
                                                  ----------------------------------------------------------------------------
                                                     2,050     2,050       2,050     2,050        2,050     2,050      2,050
                                                  ============================================================================

 5323090   Rose                                      4,000     4,000       4,000     4,000        4,000     4,000      4,000
 5323090   Soluitions Consultants                    4,480     4,480       4,480     4,480        4,480     4,480      4,480
                                                  ----------------------------------------------------------------------------
           EDP Consulting                            8,480     8,480       8,480     8,480        8,480     8,480      8,480
                                                  ============================================================================

                                                  ============================================================================

 5810010   BA Credit Corp - EMC5500                  6,195     6,195       6,195     6,195        6,195     6,195      6,195
 5810010   BA Credit Corp - EMC5500                  3,944     3,944       3,944     3,944        3,944     3,944      3,944
 5810010   Centron                                   1,304     1,304       1,304     1,304        1,304     1,304      1,304
 5810010   DecisionOne - CRT/PRT Repair                                      500                              500
 5810010   HP CA G70 (3)                              1089      1089        1089      1089         1089      1089       1089
 5810010   HP CA I70 (2)                              1936      1936        1936      1936         1936      1936       1936
 5810010   HP CA K260/3 (1)                            435       435         435       435          435       435        435
 5810010   HP CA K420/4 (1)                            533       533         533       533          533       533        533
 5810010   HP CA K460/2 (2)                           2480      2480        2480      2480         2480      2480       2480
 5810010   HP CA K570/6 (1)                           1278      1278        1278      1278         1278      1278       1278
 5810010   HP CA K580/6 (1)                           1611      1611        1611      1611         1611      1611       1611
 5810010   HP Olin H70 (1)                             771       771         771       771          771       771        771
 5810010   HP Olin K460/4 (1)                         1240      1240        1240      1240         1240      1240       1240
 5810010   HP Win G70 (1)                              363       363         363       363          363       363        363
 5810010   HP Win K360/1 (1)                           435       435         435       435          435       435        435
 5810010   HP Win K360/2 (1)                           435       435         435       435          435       435        435
 5810010   HP Win K420/4 (1)                           533       533         533       533          533       533        533
 5810010   HP Win K460/1 (1)                          1240      1240        1240      1240         1240      1240       1240
 5810010   HP Win T500/2 (1)                          1294      1294        1294      1294         1294      1294       1294
 5810010   IBM                                       4,837    11,283       4,837     4,837       11,283     4,837      4,837
 5810010   ICC 6252 PRT - Norwalk                      305       305         305       305          305       305        305
 5810010   ICC 6262 PRT - E.A.                       1,235     1,235       1,235     1,235        1,235     1,235      1,235



 ACCOUNT         VENDOR                               AUG       SEP      OCT       NOV         DEC       TOTAL
 5316010   QRS - EDI                                   250       250      250       250         250       3,000
 5316010   Sterling - EDI                            1,800     1,800    1,800     1,800       1,800      21,600
                                                  --------------------------------------------------------------
                                                     2,050     2,050    2,050     2,050       2,050      24,600
                                                  ==============================================================

 5323090   Rose                                      4,000     4,000    4,000     4,000       4,000      48,000
 5323090   Soluitions Consultants                    4,480     4,480    4,480     4,480       4,480      53,760
                                                  --------------------------------------------------------------
           EDP Consulting                            8,480     8,480    8,480     8,480       8,480     101,760
                                                  ==============================================================

                                                  ==============================================================

 5810010   BA Credit Corp - EMC5500                  6,195     6,195    6,195     6,195       6,195      74,340
 5810010   BA Credit Corp - EMC5500                  3,944     3,944    3,944     3,944       3,944      47,328
 5810010   Centron                                   1,304     1,304    1,304     1,304       1,304      15,648
 5810010   DecisionOne - CRT/PRT Repair                          500                            500       2,000
 5810010   HP CA G70 (3)                              1089      1089     1089      1089        1089      13,068
 5810010   HP CA I70 (2)                              1936      1936     1936      1936        1936      23,232
 5810010   HP CA K260/3 (1)                            435       435      435       435         435       5,220
 5810010   HP CA K420/4 (1)                            533       533      533       533         533       6,396
 5810010   HP CA K460/2 (2)                           2480      2480     2480      2480        2480      29,760
 5810010   HP CA K570/6 (1)                           1278      1278     1278      1278        1278      15,336
 5810010   HP CA K580/6 (1)                           1611      1611     1611      1611        1611      19,332
 5810010   HP Olin H70 (1)                             771       771      771       771         771       9,252
 5810010   HP Olin K460/4 (1)                         1240      1240     1240      1240        1240      14,880
 5810010   HP Win G70 (1)                              363       363      363       363         363       4,356
 5810010   HP Win K360/1 (1)                           435       435      435       435         435       5,220
 5810010   HP Win K360/2 (1)                           435       435      435       435         435       5,220
 5810010   HP Win K420/4 (1)                           533       533      533       533         533       6,396
 5810010   HP Win K460/1 (1)                          1240      1240     1240      1240        1240      14,880
 5810010   HP Win T500/2 (1)                          1294      1294     1294      1294        1294      15,528
 5810010   IBM                                      11,283     4,837    4,837    11,283       4,837      83,828
 5810010   ICC 6252 PRT - Norwalk                      305       305      305       305         305       3,660
 5810010   ICC 6262 PRT - E.A.                       1,235     1,235    1,235     1,235       1,235      14,820

                                  Schedule II
                             Costs Removed From the
                    Data Center Allocation / Billing Process
                           Effective January 1, 2000

 ACCOUNT         VENDOR                               JAN       FEB         MAR       APR          MAY       JUN        JUL
 5810010   ICC New 2003-26                          19,862    19,862      19,862    19,862       19,862    19,862     19,862
 5810010   Intermec                                                                                        18,500
 5810010   Lowery - Prontronix                                 3,811
 5810010   Moore - Birster/Dec                                                                              3,670
 5810010   SCG 3490                                  7,200     7,200       7,200     7,650        7,650     7,650      7,650
 5810010   Tandem Lease - Newcourt                   3,771     3,771       3,771     3,771        3,771     3,771      3,771
 5810010   Tandem Maintenance                        2,899     2,899       2,899     2,899        2,899     2,899      2,899
                                                  -----------------------------------------------------------------------------
                                                    67,225    77,482      67,725    67,675       74,121    90,345     67,675
                                                  =============================================================================

 5814010   Allen System - JCLPREP
 5814010   CA - Visual MS Window                       356
 5814010   CA - DADS/Plus                            3,018
 5814010   CA - Culprit                              5,833
 5814010   CA - DC MVS                              16,826
 5814010   CA - On-Line Query                       11,652
 5814010   CA - Data Dictionary                      8,969
 5814010   CA - CV MVS                               8,969
 5814010   CA - EXT SQL                             17,246
 5814010   CA - Tool Kit                            20,038
 5814010   CA - Developer                           15,568
 5814010   CA - ADS Alive                            4,108
 5814010   CA - Visual Server                        6,703
 5814010   CA - IDMS                                16,554
 5814010   CA - Librarian Base                      10,971
 5814010   CA - Librarian TSO/SPF                    4,628
 5814010   CA - One                                  6,624
 5814010   CA - Seven                               16,859
 5814010   CA - Top Secret                           9,761
 5814010   CA - Eleven                               5,717
 5814010   CA - Automate Conver Lang Ex                                                                     2,489
 5814010   CA - Delivery                                                                                    6,591
 5814010   CA - Enhanced Data Set Inegrity                                                                  1,918


 ACCOUNT         VENDOR                              AUG       SEP      OCT       NOV         DEC       TOTAL
 5810010   ICC New 2003-26                         19,862    19,862   19,862    19,862      19,862     238,344
 5810010   Intermec                                                                                     18,500
 5810010   Lowery - Prontronix                                                                           3,811
 5810010   Moore - Birster/Dec                                                               3,670       7,340
 5810010   SCG 3490                                 7,650     7,650    7,650     7,650       7,650      90,450
 5810010   Tandem Lease - Newcourt                  3,771     3,771    3,771     3,771       3,771      45,252
 5810010   Tandem Maintenance                       2,899     2,899    2,899     2,899       2,899      34,788
                                                  -------------------------------------------------------------
                                                   74,121    68,175   67,675    74,121      71,845     868,185
                                                  =============================================================

 5814010   Allen System - JCLPREP                                      8,910                             8,910
 5814010   CA - Visual MS Window                                                                           356
 5814010   CA - DADS/Plus                                                                                3,018
 5814010   CA - Culprit                                                                                  5,833
 5814010   CA - DC MVS                                                                                  16,826
 5814010   CA - On-Line Query                                                                           11,652
 5814010   CA - Data Dictionary                                                                          8,969
 5814010   CA - CV MVS                                                                                   8,969
 5814010   CA - EXT SQL                                                                                 17,246
 5814010   CA - Tool Kit                                                                                20,038
 5814010   CA - Developer                                                                               15,568
 5814010   CA - ADS Alive                                                                                4,108
 5814010   CA - Visual Server                                                                            6,703
 5814010   CA - IDMS                                                                                    16,554
 5814010   CA - Librarian Base                                                                          10,971
 5814010   CA - Librarian TSO/SPF                                                                        4,628
 5814010   CA - One                                                                                      6,624
 5814010   CA - Seven                                                                                   16,859
 5814010   CA - Top Secret                                                                               9,761
 5814010   CA - Eleven                                                                                   5,717
 5814010   CA - Automate Conver Lang Ex                                                                  2,489
 5814010   CA - Delivery                                                                                 6,591
 5814010   CA - Enhanced Data Set Inegrity                                                               1,918

                                  Schedule II
                             Costs Removed From the
                    Data Center Allocation / Billing Process
                           Effective January 1, 2000

 ACCOUNT         VENDOR                               JAN       FEB         MAR       APR          MAY       JUN        JUL
 5814010   CA - Faver                                                                                       1,373
 5814010   CA - TPX Mailbox Option                                                                          1,226
 5814010   CA - Multi-Image Integrity                                                                       6,428
 5814010   CA - Multi-Image Allocation                                                                      4,757
 5814010   CA - TPX Multiple Session Mgr                                                                    3,715
 5814010   CA - View                                                                                        4,293
 5814010   CA - View ERO Option                                                                             2,091
 5814010   Chicago Software
 5814010   Cincom
 5814010   Compuware                                                                             16,313
 5814010   ETI                                                                                             15,372
 5814010   GE Info - DSXMIT                                                                                   180
 5814010   Gemeni - FASTERM                                                                                 2,200
 5814010   IBM                                      23,880    23,880      23,880    23,880       23,880    23,880     23,880
 5814010   Innovation - FDR
 5814010   Intellicorp - Liveinterface(UPI)
 5814010   International Software - IDMS/PM                                                                 6,430
 5814010   IVIS - FA/Vista
 5814010   IVIS - G.L./Link                                                                                35,616
 5814010   Landmark - CICS Mon                                                       8,453
 5814010   LRS                                                                       4,788
 5814010   Phoenix - Falcon
 5814010   SAP - R3 - Olin                         365,509
 5814010   SID - Trips & Trims                                                                                        36,100
 5814010   Sterling - Vision Eighty
 5814010   Sterling - Gentran
 5814010   TALX
 5814010   Tandem Sftw & Lic
 5814010   3% Increase                              17,394       716         716     1,114        1,206     3,557      1,799
                                                  ----------------------------------------------------------------------------
                                                   597,183    24,596      24,596    38,235       41,399   122,116     61,779
                                                  ============================================================================

 ACCOUNT         VENDOR                             AUG       SEP      OCT       NOV         DEC       TOTAL
 5814010   CA - Faver                                                                                   1,373
 5814010   CA - TPX Mailbox Option                                                                      1,226
 5814010   CA - Multi-Image Integrity                                                                   6,428
 5814010   CA - Multi-Image Allocation                                                                  4,757
 5814010   CA - TPX Multiple Session Mgr                                                                3,715
 5814010   CA - View                                                                                    4,293
 5814010   CA - View ERO Option                                                                         2,091
 5814010   Chicago Software                                           3,000                             3,000
 5814010   Cincom                                                              47,259                  47,259
 5814010   Compuware                                                                                   16,313
 5814010   ETI                                                                                         15,372
 5814010   GE Info - DSXMIT                                                                               180
 5814010   Gemeni - FASTERM                                                                             2,200
 5814010   IBM                                    23,880    23,880   23,880    23,880      23,880     286,560
 5814010   Innovation - FDR                                                                 4,550       4,550
 5814010   Intellicorp - Liveinterface(UPI)                                                13,500      13,500
 5814010   International Software - IDMS/PM                                                             6,430
 5814010   IVIS - FA/Vista                                                                 67,107      67,107
 5814010   IVIS - G.L./Link                                                                            35,616
 5814010   Landmark - CICS Mon                                                                          8,453
 5814010   LRS                                                                 15,025                  19,813
 5814010   Phoenix - Falcon                                                     5,104                   5,104
 5814010   SAP - R3 - Olin                                                                            365,509
 5814010   SID - Trips & Trims                                                                         36,100
 5814010   Sterling - Vision Eighty                          5,844                                      5,844
 5814010   Sterling - Gentran                                                                               0
 5814010   TALX                                              2,136                          2,136       4,272
 5814010   Tandem Sftw & Lic                                                              110,674     110,674
 5814010   3% Increase                               716       956    1,074     2,738       6,655      38,641
                                                  ------------------------------------------------------------
                                                  24,596    32,816   36,864    94,006     228,502   1,326,688
                                                  ============================================================

              Schedule III: Arch IT Employees Transferring To Olin



                                                                Data Center     Data Center
         Group                  Number           Name         Security Access    Resident             Notes
         -----                  ------           ----         ---------------    --------             -----
Tech Services                      2       Glenn Borgmeyer
                                           Tammy Ranken

Computer Room Operations           5       Wendy Bardsley
                                           Elmer Chestnut           X                +
                                           Gwen Conway              X                +
                                           Bob Jennings             X                +
                                           John Snyders             X                +

Mainframe Scheduling               2       Frank Holmes
                                            John Morris

E. Alton DSO                       10      Mike Hardesty            X
                                           Rod Barnard
                                           Dan Budny
                                           Diana Griffon
                                           Jeff Hanser
                                           Tony Harris
                                           Patty Higdon
                                           Jeri Machino
                                           Seth Phillips
                                           Gregg Velligan

Telecommunications                 1       Elaine Perkins           X                          Until Arch establishes its own Data
                                                                                               Center PBX

Help Desk                          1       Barbara Lovallo

Norwalk & Cheshire DSO             1       Joni Prince

Internet Services                  1       Ron Stacey

                              -------------
                      TOTAL        23



Schedule IV                                                                 Olin
                             Information Technology
                                 Budget Summary


                                                                                Olin                 Arch               Total
                                                                       --------------       --------------      --------------
1999 Actuals
------------
Service Agreement                                                           12,054.1
True Up                                                                     (1,300.0)
                                                                       ==============       ==============      ==============
  Total                                                                     10,754.1             11,291.4            22,045.5


2000 Budget
-----------
Mgt Presentation 8/31                                                                                                23,521.7
Adjustments:
 Olin Direct Pay (Data Center)                                                                                       (2,321.3)
 Budget Reductions                                                                                                     (955.2)
 Transfer people to Olin 2/1                                                                                         (1,383.5)
 Ron Stacey Replacement (salary, relo etc.)                                                                             300.0
                                                                                                                ==============
Total Budget                                                                                                         19,161.7


2000 Charges (see attachments for details)
------------------------------------------

Items / Services 100% Olin                                                     997.2                                    997.2
Items / Services 100% Arch                                                                        4,460.6             4,460.6
                                                                       ==============       ==============      ==============
  Subtotal Direct                                                              997.2              4,460.6             5,457.8

Summary of Shared Services                                                   6,065.6              7,638.3            13,703.9

  Subtotal                                                                   7,062.8             12,098.9            19,161.7


  Plus items paid directly by Olin (removed from budget):
   Employee Transfers                                                        1,383.5                                  1,383.5
   Data Center Items                                                         2,321.3                                  2,321.3
                                                                       ==============       ==============      ==============
  Total                                                                     10,767.6             12,098.9            22,866.5


                                  Schedule IV
                           Summary of Shared Services

                                                -------------------------------------------------

                                                   Budget                              Olin
 Services Provided:                                Amount     Brass   Winchester   Chlor Alkali
-------------------------------------------------------------------------------------------------
 SAP                                            2,278,640    77,748      177,142        744,595
 Security Planning and Administration              33,000     8,389        3,580          6,359
 Data Center Depreciation
 Data Center Overhead
 Peoplesoft                                       107,318    24,683       10,732         20,390
 Mainframe                                        631,137   504,909       63,114         31,557
 AS/400                                            62,100
 Tandem                                           155,066   155,066
 WAN / Internet Access / Remote Access          2,762,237   310,242      179,744        462,900
 Lan / PC Supporat / E-Mail                     1,560,863   290,492      137,433         73,877
 Consolidated Service Desk / Network Opns         887,666   225,655       96,298        171,058
 Information Technology Management (ITM)          508,725    17,977       39,618        165,805
 Computer Output to Laser Disk (COLD)              17,140     5,999        5,999
 Telecommunications                             1,904,824   193,598       36,399        428,143
 Application Development                        1,530,200    76,510       76,510         76,510
 Library                                          219,357
 Records Management
 MS Enterprise Software License
 Office of Information Technology                 643,529
 Telephone                                        402,124
-------------------------------------------------------------------------------------------------
                   Totals                      13,703,926 1,891,268      826,569      2,181,194
-------------------------------------------------------------------------------------------------


                                                -------------------------------------------------
 Services Provided:                              Corporate   Total Olin         Arch       Total
-------------------------------------------------------------------------------------------------
 SAP                                                 2,705    1,002,190    1,276,450   2,278,640
 Security Planning and Administration                  510       18,838       14,162      33,000
 Data Center Depreciation
 Data Center Overhead
 Peoplesoft                                          8,585       64,390       42,928     107,318
 Mainframe                                          31,557      631,137                  631,137
 AS/400                                                                       62,100      62,100
 Tandem                                                         155,066                  155,066
 WAN / Internet Access / Remote Access             185,800    1,138,686    1,623,551   2,762,237
 Lan / PC Supporat / E-Mail                        187,197      688,999      871,864   1,560,863
 Consolidated Service Desk / Network Opns           13,718      506,729      380,937     887,666
 Information Technology Management (ITM)               853      224,253      284,472     508,725
 Computer Output to Laser Disk (COLD)                1,714       13,712        3,428      17,140
 Telecommunications                                195,183      853,323    1,051,501   1,904,824
 Application Development                            38,255      267,785    1,262,415   1,530,200
 Library                                            53,962       53,962      165,395     219,357
 Records Management
 MS Enterprise Software License
 Office of Information Technology                  321,765      321,765      321,764     643,529
 Telephone                                         124,748      124,748      277,376     402,124
-------------------------------------------------------------------------------------------------
                   Totals                        1,166,552    6,065,583    7,638,343  13,703,926
-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Department:                                                      Olin         Arch       Total
-----------------------------------------------------------------------------------------------
       326  DSO N.E.                            Note 1        171,511      588,282     759,793
       330  B. I. C.                                           53,962      165,395     219,357
       331  Telecommunications                                853,323    1,051,501   1,904,824
       334  Data Center                                     1,686,055    1,054,991   2,741,046
       336  IT Infrastructure                                 456,407      464,097     920,504
       359  Application Development                           361,623    1,501,577   1,863,200
       369  DSO East Alton                      Note 1        169,434       14,269     183,703
       375  BASIS Support                                     372,809      474,832     847,641
       378  Information Systems Planning                      321,765      321,764     643,529
       380  Norwalk Telephone                                 124,748      277,376     402,124
       382  DSO Staff                                         292,066      274,604     566,670
       386  Consolidated Service Desk                         231,941      174,364     406,305
       388  WAN Services                                      969,939    1,275,291   2,245,230
-----------------------------------------------------------------------------------------------
            Total                                           6,065,583    7,638,343  13,703,926
-----------------------------------------------------------------------------------------------


Note 1 Olin charge elimated when respective portion of Part IA of the Phase I transition is complete. Amount represents estimate of 12 months expenses. Charge to Olin will be adjusted to reflect allocation of actual expenses once Phase I transition is complete.

                                  Schedule IV
                            Items/Services 100% Olin


                                                                                ---------------------------
                                                                                  Monthly         Annually
-----------------------------------------------------------------------------------------------------------
Dept 330 - BIC:                  Records Retention                                                 $62,875
---------------


Dept 331 - Telecomm:
--------------------
 AT&T (Usage Sensetitive)        Norwalk Voice Mail Usage 800 654-6866                   1,971      23,652
 AT&T 8080-05492-32 CD 577       New Haven Switched Access                                  56         677
 AT&T 8080-05523-50 CD 700       ISDN Usage for Augusta, N.Haven, Indianapolis             125       1,500
                                                                                ---------------------------
                                                                                         2,152      25,829

Dept 388 - WAN Services:
------------------------
 CompuServe                      (Based on Usage)                                       17,410     208,920
 Ameritech                       217 S66-4525 - OC3 Ring E. Alton Campus                 3,298      39,576
                                                                                ---------------------------
                                                                                        20,708     248,496

Dept 369 - DSO E. Alton:
------------------------
 Maintenance Agreement           Xlan Switches                                                      36,252
                                 Compaq                                                             13,453
                                                                                               ------------
                                                                                                    49,705

Dept 395 - Microsoft:
---------------------
 Microsoft License Agreement                                                                       610,264

-----------------------------------------------------------------------------------------------------------
Total                                                                                             $997,169
-----------------------------------------------------------------------------------------------------------

                                                               100 percent Olin1

                                  Schedule IV
                            Items/Services 100% Arch


                                                                        ------------------------------------
                                                                              Monthly            Annually
------------------------------------------------------------------------------------------------------------

Dept 330 - BIC:                         Records Retention                                         $37,125
---------------


Dept 331 - Telecomm                                                           Monthly            Annually
-------------------
AT&T                                    Arch VMM 877 272-4246                  $1,445             $17,340
AT&T Bethalto ISDN Video                8080 16924-11                             250               3,000
AT&T Wireless                           PDS Cell 914 325-7903                      77                 924
Lucent - Polycom Maintenance            0000-058-6065                              88               1,062
SNET                                    Cheshire Z-0 203 006-0606                 222               2,660
SNET Wireless                           57538 8787                                 36                 432
SNET Home Office Lines                  203 478-3549                            2,457              29,484
Cheshire       166 557-9358             Switched 56 Video                          97               1,161
Cheshire       166 557-8785             Switched 56 Video                          93               1,120
E. Providence  166 559-7385             Switched 56 Video                           8                  95
Mesa           166 560-8884             Switched 56 Video                          14                 163
Norwalk        166  559-6890 474        Switched 56 Video                         357               4,278
Norwalk        166  559-6892 470        Switched 56 Video                         354               4,246
Rochester      166 558-1549  920        Switched 56 Video                         107               1,284
Rochester      166 558-1548  919        Switched 56 Video                         107               1,284
                                                                                      --------------------
  Total                                                                                            68,532


Dept 334 - Data Center:
-----------------------
Comdisco - AS/400                       DR                                                         29,790
SCG - New AS400                         Hardware                                                   16,356
ProData Comp - DB Utilities             Software                                                      200
Taxware                                 Software                                                   19,292
TL Ashford - Barcode Labeling           Software                                                      295
Depreciation - General                  Depreciation                                              144,033
Depreciation - In-place                 Depreciation                                            1,909,079
Depreciation - NT / LAN                 Depreciation                                              148,334
Depreciation - SAP                      Depreciation                                              263,334
Depreciation - Still open               Depreciation                                              133,800
Visa                                    Misc.                                                      48,000
3% increase                             Software                                                   14,800
Hazox / Oracle                          Software                                                   55,000
HP Arch K380/2 (1)                      Hardware                                                   19,332
HP Arch K580/2 (1)                      Hardware                                                   19,332
Sterling - EDI                          EDI                                                        32,400
HP Arch C110 (1)                        Hardware                                                    2,892
HP Arch G70 (4)                         Hardware                                                   17,424
HP Arch H70 (1)                         Hardware                                                    9,252
HP Arch I70 (1)                         Hardware                                                   11,616

                                                               100 percent Arch1

                                  Schedule IV
                            Items/Services 100% Arch

HP Arch K460/2 (4)                      Hardware                                                   59,520
HP Arch K580/6 (1)                      Hardware                                                   19,332
HP Arch T500/6 (1)                      Hardware                                                   31,056
IXOS - Archive                          Software                                                   35,403
Oracle/Hazox                            Software                                                   17,640
SAP - R3 - Arch                         Software                                                  365,509
                                                                                      --------------------
  Total                                                                                         3,423,021


Dept 369 - DSO E. Alton
-----------------------
Software                                Segate                                                      5,000
Repairs                                 Plant, equipment, office                                    6,100
Maintenance                             Xlan, Compaq, CSC                                          24,295
Depreciation                                                                                       18,000
Sal,fringe, travel, training, etc.                                                                242,204
                                                                                      --------------------
  Total                                                                                           295,599


Dept 395 - Microsoft:
---------------------
  Microsoft License Agreement                                                                     636,342

----------------------------------------------------------------------------------------------------------
Total                                                                                          $4,460,619
----------------------------------------------------------------------------------------------------------

                                                               100 percent Arch1

                                  Schedule IV
                   Information Technology - Chargeout Metrics
                                Budget Year 2000

                                                   -------------------------------------------------------------------------------
                                                                           Olin
                                                   --------------------------------------------------------
 Metrics Used:                                     Brass  Winchester   Chlor Alkali   Corporate  Total Olin     Arch       Total
----------------------------------------------------------------------------------------------------------------------------------

 1 SAP:
   Number of SAP modules used:                        2           4              7           1         N/A          6         N/A
   Number of SAP Seats                              273         311            747          19       1,350      1,494       2,844
   Number of SAP modules / Seats                    546       1,244          5,229          19       7,038      8,964      16,002
   Users defined for production client
    using SAP transaction USMM

 2 Peoplesoft - Number of seats                      23          10             19           8          60         40         100
   Number of concurrent users consistent with
    Informix License

 3 ITM (SAP modules/seats + Peoplesoft              569       1,254          5,248          27       7,098      9,004      16,102

 4 Number of PC's (As of 1/31/00 inventory):
        Norwalk/White Plains                                                               100         100        259         359
        Cheshire                                                                                         0         84          84
        --------------------------------------------------------------------------------------------------------------------------
        Total Norwalk / WP / Cheshire                 0           0              0         100         100        343         443
        --------------------------------------------------------------------------------------------------------------------------
        East Alton                                  540         410                                    950         80       1,030
        Charleston                                                             289                     289        231         520
        Lake Charles                                                                                     0         59          59
        Indy                                         90                                                 90          0          90
        East Providence                                                                                  0        234         234
        McIntosh                                    250                                                250          0         250
        Rochester                                                                                        0        100         100
        Doe Run                                                                                          0        320         320
        Beaumont                                                                                         0         20          20
        Shreveport                                                                                       0         18          18
        New Bedford                                  63                                                 71          0          71
        AJ Oster / Warwick                          150                                                150          0         150
        Waterbury                                    60                                                 60          0          60
        New Haven                                    50                                                 50          0          50
        Mesa,Chandler,Tempe                                                                              0        304         304
        Niagara                                                                103                     103          0         103

                                  Schedule IV
                   Information Technology - Chargeout Metrics
                                Budget Year 2000

                                                   -------------------------------------------------------------------------------
                                                                           Olin
                                                   --------------------------------------------------------
 Metrics Used:                                     Brass  Winchester   Chlor Alkali   Corporate  Total Olin     Arch       Total
----------------------------------------------------------------------------------------------------------------------------------
        Augusta                                                                 79                      79          0          79
        Cuba                                         35                                                 35                     35
        --------------------------------------------------------------------------------------------------------------------------
        Total Domestic PC's                       1,238         410            471         100       2,227      1,709       3,936
        --------------------------------------------------------------------------------------------------------------------------
        International                                 6                                                  6        434         440
        --------------------------------------------------------------------------------------------------------------------------
        Total All PC's                            1,244         410            471         100       2,233      2,143       4,376
        --------------------------------------------------------------------------------------------------------------------------


 5 Mainframe Usage (%)                            80.0%       10.0%           5.0%        5.0%      100.0%       0.0%      100.0%

 6 AS/400 Usage  (%)                               0.0%        0.0%           0.0%        0.0%        0.0%     100.0%      100.0%

 7 Wide Area Network %                            12.6%        7.3%          18.8%        4.5%       43.2%      56.8%      100.0%

 8 Number of ID's                                 1,645         702          1,247         100       3,694      2,777       6,471

 9 COLD Usage %                                   35.0%       35.0%           0.0%       10.0%       80.0%      20.0%      100.0%

10 Telecommunications (Voice) %                    0.0%        0.0%           0.0%        0.0%        0.0%       0.0%        0.0%
   Estimates provided based on actual billing

11 Application Development %                       5.0%        5.0%           5.0%        2.5%       17.5%      82.5%      100.0%

12 Library Usage (BIC) %                           0.0%        0.0%           0.0%       24.6%       24.6%      75.4%      100.0%

13 Library Usage (Cheshire) %                      0.0%        0.0%           0.0%        0.0%        0.0%     100.0%      100.0%

14 Records Management %                            0.0%        0.0%           0.0%       75.0%       75.0%      25.0%      100.0%
   Vault charges to be paid by Olin direct

15 Telephone - Norwalk - Nmbr of devices                                                   264         264        587         851
   Telephone - East Alton - Nmbr of devices       1,119         834                                  1,953        415       2,368

----------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets


---------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
---------------------------------------------------------------------------------------------------------------------------------
     RACK 26   CABINET
     HP K9000-K460                    CHEM PROD APP SVR - DR                  3833G24578            HP                 1
     HP K9000-K580                    CHEM SAP DB SVR-SPRDB1                  3821G23033            HP                 2
     HP                               TAPE READER - SPR                       VS70001943            HP                 8
     HP                               DLT - SPR                               VS70000529            HP                 9

     RACK 27  CABINET
     HP K9000-K570                    GEN DEVELOPEMNT SEVER                   3833G24631            HP                 3
     HP K9000-K570                    PROD ITM                                3637A19907            HP                 4
     HP                               DLT                                     VS70000542            HP                10
     HP                               DLT                                                           HP                11

     RACK 28   CABINET
     HP K9000-K460                    C/A - CPR APPS 1                        3833G24630            HP                 5
     HP K9000-K460                    C/A - CPR APPS 2                        3821G23048            HP                 6

     RACK  29   CABINET
     HP K9000-K460                    SPR APS 8 - OMM                         3821G23059            HP                 7
     HP K9000-K460                    ITMDEV                                  3550A07691            HP

     RACK  18  CABINET
     DLT                              TAPE READER - SPX                       VS70000934            HP                12
     DLT                              TAPE READER - CQA
     DLT                              4000
     DLT                              7000 - 10 units

     RACK  17  CABINET
     HP K9000-K570                    EREMDB1                                 3702A28556            HP                13
     HP K9000-K460                    GENTRAN                                 3642A22962                              14
     Software                         Gentran
     Software                         Cleo - C80H2P1-28                          27816
     Software                         Cleo - C80H2P1-28                          27817
     Hardware                         Block Box Modem 32144                                         Black Box

     RACK  16   CABINET
     HP K9000-K460                    CHEM PROD APP SERV 6                    3721A49503            HP                15
     HP K9000-K460                    CHEM PROD APP SERV 7                    3722A50205            HP                16

     RACK  15  CABINET
     HP K6000-K580                    C/A - CPRDB1                            3833G24628            HP                17

     HP K6000                         CPRDB1 3M TAPE UNIT                     GB14002657            HP                18
     HP K6000                         CPRDB1 2M TAPE UNIT                                           HP                19
     HP DLT                           CPRDB1 4M TAPE UNIT                     VS700000545           HP                20
     HP K6000-K420                    C/A -  Q.A. DB1                         3749A66695            HP                21



----------------------------------------------------------------------------------------------------------------------------
                            Olin     Arch                Asset                       Tag                    CAR
Note Description of Item    Usage    Usage  Acq Date     Value         Life         Number                 Number
----------------------------------------------------------------------------------------------------------------------------
     RACK 26   CABINET
     HP K9000-K460                   100%    1/1/99     74,022          36          A-1001               C.555.01297
     HP K9000-K580                   100%    1/1/99     229,206         36          A-1002               C.555.01297
     HP                              100%
     HP                              100%

     RACK 27  CABINET
     HP K9000-K570           50%      50%                                           S-1001
     HP K9000-K570           50%      50%    1/1/99     105,227         36          S-1002               C.555.01297
     HP                      50%      50%
     HP                      50%      50%

     RACK 28   CABINET
     HP K9000-K460          100%             1/1/00     71,639          36          O-1001               C.555.01323
     HP K9000-K460          100%             1/1/00     71,639          36          O-1002               C.555.01323

     RACK  29   CABINET
     HP K9000-K460                   100%    1/1/99     74,022          36          A-1003               C.555.01297
     HP K9000-K460           50%      50%                                           S-1003

     RACK  18  CABINET
     DLT                             100%
     DLT                    100%
     DLT                     50%      50%
     DLT                     50%      50%    1/1/99     81,597          36                               C.400.01288

     RACK  17  CABINET
     HP K9000-K570           50%      50%    1/1/99     104,491         36          S-1004               C.400.01305
     HP K9000-K460           50%      50%    1/1/99     84,016          36          S-1005        C.400.01294 & C.400.01267
     Software                                1/1/99     188,767         36                               C.400.01294
     Software                                1/1/99      4,947          36                               C.400.01294
     Software                                1/1/99      4,947          36                               C.400.01294
     Hardware                                1/1/99       861           36                               C.400.01294

     RACK  16   CABINET
     HP K9000-K460                   100%    1/1/99     74,092          36          A-1004               C.400.01289
     HP K9000-K460                   100%    1/1/99     74,092          36          A-1005               C.400.01289

     RACK  15  CABINET
     HP K6000-K580          100%             1/1/00     223,481         36          O-1003               C.555.01327
                                                                                                 Upgraded from K570 to K580
     HP K6000               100%
     HP K6000               100%
     HP DLT                 100%
     HP K6000-K420          100%             1/1/99     140,199         36          O-1004               C.400.01289


                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
------------------------------------------------------------------------------------------------------------------------------
     RACK  16 CABINET
     HP K9000-K460                    WIN PROD APP SVR 3                      3833G24574            HP                22
     HP K6000                         WPRDB1 DAT                              US03003225            HP                23
     HP DLT 1                         WPRDB1 2M TAPE UNIT                     VS700001847           HP                24
     HP K9000-K420                    WIN SAP PROD DB SVR                     3750A68942            HP                25

     RACK 1  CABINET
     HP K9000-K460                    EAHRSP1 PEOPLE SOFT                     3640A21815            HP                26
     HP DLT                           EAHRSP1 1M TAPE UNIT                    VS70001851            HP                27
     HP DLT                           OLINDEV 1M TAPE UNIT                                          HP                28
     HP K9000-K260                    OLINDEV2 PEOPLE SOFT                    3640A21626            HP                29

     RACK  2  CABINET
     HP K9000-G40                     GENERAL ADMIN - EDEVADM                 3502A70242            HP                30
     HP 6000                          SCSI SX-W - CDV                         US36004157            HP
     HP 6000                          SCSI SX-W - CDV                         US35004110            HP
     HP 6000                          SCSI SX-W - CDV                         US35004129            HP
     HP MODEM                         MODEMS                                    3345133             HP
     HP MODEM                         MODEMS                                    3575798             HP

     RACK  3  CABINET
     HP K9000-H70                     CHEM DEV -  SDVDB1                      3444A65778            HP                31
     HP 6000                          SCSI SE  3M                             GB40001630            HP
     HP 6000                          SCSI SE  1M                             GB43002485            HP
     HP 6000                          SCSI SE  2M                             GB44002517            HP
     HP 6000                          SCSI SE  0M                                                   HP
     HP POWER TRUST                   POWER TRUST                             E94GM12538            HP

     RACK 4  CABINET
     HP K9000-T500/2                  WIN PROD X-BOX                          3540A03105            HP                32
     HP POWER SUPPLY                  POWER SUPPLY                            5011003954            HP
     HP MODEM                         MODEM LINK                                4171717             HP

     RACK  5  CABINET
     HP 6000                          SCSI - SE - WPX                         GB49001843            HP                33
     HP 6000                          SCSI - SX-W - WPX                       SG36001248            HP
     HP 6000                          SCSI - SX - W - WPX                     SG36001253
     HP                               A1828A                                  3328A03814            HP

     RACK  6  CABINET
     HP K9000-H70                     PEOPLE SOFT QUERY                       3533A84348            HP                34
     HP 6000                          SCSI SX-W                               US17001419            HP
     HP 6000                          SCSI SX-W                               US19004559            HP
     HP K9000-I70                     GENERAL  ADMIN - EPRADM                 3434A59543            HP
     HP MODEM                         MODEM                                     3793884             HP
     HP MODEM                         MODEM                                     3661654             HP

------------------------------------------------------------------------------------------------------------------------------
                                Olin    Arch                  Asset                       Tag                    CAR
Note Description of Item        Usage   Usage    Acq Date     Value         Life         Number                 Number
------------------------------------------------------------------------------------------------------------------------------
     RACK  16 CABINET
     HP K9000-K460              100%              1/1/00     71,639          36          O-1005               C.555.01323
     HP K6000                   100%
     HP DLT 1                   100%
     HP K9000-K420              100%              1/1/99     178,541         36          O-1006               C.400.01289

     RACK 1  CABINET
     HP K9000-K460               50%     50%                                             S-1006             PeopleSoft CAR
     HP DLT                      50%     50%
     HP DLT                      50%     50%
     HP K9000-K260               50%     50%                                             S-1007             PeopleSoft CAR

     RACK  2  CABINET
     HP K9000-G40                50%     50%                                             S-1008             PeopleSoft CAR
     HP 6000                    100%
     HP 6000                    100%
     HP 6000                    100%
     HP MODEM                   100%
     HP MODEM                    50%     50%

     RACK  3  CABINET
     HP K9000-H70                       100%      1/1/97     169,734         60          A-1006            161501-0X01-0T45
     HP 6000                    100%
     HP 6000                    100%
     HP 6000                    100%
     HP 6000                    100%
     HP POWER TRUST             100%

     RACK 4  CABINET
     HP K9000-T500/2            100%                                                     O-1007           Winchester SAP CAR
     HP POWER SUPPLY            100%
     HP MODEM                   100%

     RACK  5  CABINET
     HP 6000                    100%
     HP 6000                    100%
     HP 6000                    100%
     HP                         100%

     RACK  6  CABINET
     HP K9000-H70                50%     50%      1/1/97     117,000         60          S-1009            161501-0X01-0T45
     HP 6000                    100%
     HP 6000                    100%
     HP K9000-I70                50%     50%      1/1/99     42,831          60          S-1010               C.400.01286
     HP MODEM                    50%     50%
     HP MODEM                    50%     50%

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

----------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
----------------------------------------------------------------------------------------------------------------------------------
     RACK  7  CABINET
     HP 9000-I70                      CHEM QA SYSTEM - SQADB1                 3533A84346            HP                35
     HP DLT                           TAPE READER - SQA                       US68178219            HP
     HP 9000-I70                      C/A - DEV SYSTEM - CDVDB1               3533A84058            HP
     HP MODEM                         MODEM                                     4809469             HP
     HP SUPPORT LINK                  MODEM                                     3793970             HP

     RACK 8  CABINET
     HP 9000-T500/6                   CHEM  - X-BOX - SPXDB1                  3424A02363            HP                36
     HP 900/T500                      CPU & Memory Upgrade                                          HP

     RACK  9  CABINET
     HP 6000                          SCSI SX-W - SPX                         US08003963            HP                37
     HP 6000                          SCSI SX-W - SPX                         US05003801            HP
     HP 6000                          SCSI  SE - SPX                          GB12002592            HP
     HP 6000                          SCSI SE - SPX                           JP26004997            HP
     HP PB                            EXPANSION MODULE                        3328A02921            HP

     RACK  10  CABINET
     HP 9000-G70                      C/A APPS SVR - APS3                     3538A86420            HP                38
     HP 9000-G70                      WIN DEVL DB1 WDTDB1                     3538A86506            HP
     HP 9000-G70                      CHEM PROD APP SVR - APS2                3530A83037            HP
     HP LINK                          SUPPORT LINK                              3828967             HP
     HP LINK                          SUPPORT LINK                              3831615             HP
     HP LINK                          SUPPORT LINK                              3793882             HP

     RACK 11  CABINET
     HP 9000-G70                      IT PROD - EASYS07                       3530A83034            HP                39
     HP 9000-G70                      CHEM PROD APP SVR - APS9                3538A86510            HP
     HP 9000-G70                      WIN PROD APP SVR - APS2                 3538A86570            HP
     HP LINK                          SUPPORT LINK                              3828889             HP
     HP LINK                          SUPPORT LINK                              3831016             HP
     HP LINK                          SUPPORT LINK                              3791070             HP

     RACK  12  CABINET
     HP 9000-G70                      IND. TRANS DEVL - ITD                   3533A84060            HP                40
     HP 9000-G70                      WIN PROD APP SVR - APS1                 3538A86508            HP
     HP 9000-G70                      CHEM -  APP SVR - SDVAPS2               3538A86507            HP
     HP LINK                          SUPPORT LINK                              3783430             HP
     HP LINK                          SUPPORT LINK                              3739816             HP
     HP LINK                          SUPPORT LINK                              3828890             HP

     RACK  13  CABINET
     HP 9000-G70                      CHEM PROD APP SVR -APS1                 3535A85383            HP                41

     HP 9000-G70                      WIN Q.A. DB1                            3539A86732            HP

---------------------------------------------------------------------------------------------------------------------------------
                              Olin       Arch                     Asset                       Tag                    CAR
Note Description of Item      Usage      Usage     Acq Date       Value         Life         Number                 Number
---------------------------------------------------------------------------------------------------------------------------------
     RACK  7  CABINET
     HP 9000-I70                         100%       1/1/97       135,000         60          A-1007            161501-0X01-0T45
     HP DLT                              100%
     HP 9000-I70              100%                  1/1/99       37,205          36          O-1008               C.400.01289
     HP MODEM                 100%
     HP SUPPORT LINK                     100%

     RACK 8  CABINET
     HP 9000-T500/6                      100%       1/1/97       385,146         60          A-1008            161501-0X01-0T45
     HP 900/T500                                    1/1/99       74,777          36                               C.400.01289

     RACK  9  CABINET
     HP 6000                             100%
     HP 6000                             100%
     HP 6000                             100%
     HP 6000                             100%
     HP PB                               100%

     RACK  10  CABINET
     HP 9000-G70              100%                  1/1/97       77,000          60          O-1010            161501-0X01-0T45
     HP 9000-G70              100%                  1/1/97       77,000          60          O-1009            161501-0X01-0T45
     HP 9000-G70                         100%       1/1/97       77,000          60          A-1009            161501-0X01-0T45
     HP LINK                  100%
     HP LINK                  100%
     HP LINK                             100%

     RACK 11  CABINET
     HP 9000-G70               50%        50%       1/1/97       77,000          60          S-1011            161501-0X01-0T45
     HP 9000-G70                         100%       1/1/97       77,000          60          A-1010            161501-0X01-0T45
     HP 9000-G70              100%                  1/1/97       77,000          60          O-1011            161501-0X01-0T45
     HP LINK                   50%        50%
     HP LINK                             100%
     HP LINK                  100%

     RACK  12  CABINET
     HP 9000-G70               50%        50%       1/1/97       77,000          60          S-1012            161501-0X01-0T45
     HP 9000-G70              100%                  1/1/97       77,000          60          O-1012            161501-0X01-0T45
     HP 9000-G70                         100%       1/1/97       77,000          60          A-1011            161501-0X01-0T45
     HP LINK                   50%        50%
     HP LINK                  100%
     HP LINK                             100%

     RACK  13  CABINET
     HP 9000-G70                         100%       1/1/97       77,000          60          A-1012            161501-0X01-0T45

     HP 9000-G70              100%                  1/1/97       77,000          60          O-1013            161501-0X01-0T45

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

-----------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
-----------------------------------------------------------------------------------------------------------------------------
     HP 9000-G70                      C/A PROD APP SVR - APS4                 3538A86571            HP
     HP LINK                          SUPPORT LINK                              3661656             HP
     HP LINK                          SUPPORT LINK                              3661716             HP
     HP LINK                          SUPPORT LINK                              4941123             HP

     HP DATA STORAGE                  EMC OPEN SYS - 5500 - 9GB               1814001316            HP                42
     HP DATA STORAGE                  EMC OPEN SYS - 5500 - Upgrade           1814001316            HP                42

     IBM MAINFRAME                    EMC MAINFRAME - 5500 - 9GB              1814000224            IBM               43

     EMC PRODUCT                      EMC OPEN SYS - 3700 - 18 GB             HK18201305            EMC               44

     EMC TEST DATA                    EMC OPEN SYS - 3700 - 47 GB             HK182401464           EMC               45

     EMC                              DDR Software                                                  EMC

     SAP                              SAP SOFTWARE
     SID                              IT SOFTWARE

     ICS                              SAP CONSULTING

     SAP                              SAP CONSULTING

     ANDERSON                         SAP CONSULTING

     SAP                              EAST ALTON ITEMS

     MTR/KEYBOARD 700/96              SPR MTR/KEYBOARD                        UST7381477            HP                46

     MTR/KEYBOARD 700/96              SHARED MONITOR/KEYBOARD                 3401A23503            HP                47

     MTR/KEYBOARD 700/96              WPRDB1 MTR/KEYBOARD                     UST7280732            HP                48

     MTR/KEYBOARD 700/96              SQA MTR/KEYBOARD                        UST5330184            HP                49

     MTR/KEYBOARD 700/96              SHARED MONITOR/KEYBOARD                 UST5330168            HP                50

     MTR/KEYBOARD 700/96              SPX - MTR/KEYBOARD                      3443A06828            HP                51

     MTR/KEYBOARD 700/96              SDV - MTR/KEYBOARD                      UST5302622            HP                52

     MTR/KEYBOARD 700/96              SHARED MONITOR/KEYBOARD                 UST5271476            HP                53

     MTR/KEYBOARD 700/96              SHARED MONITOR/KEYBOARD                 UST5360818            HP                54


-----------------------------------------------------------------------------------------------------------------------------
                                 Olin     Arch                    Asset                       Tag               CAR
Note Description of Item         Usage    Usage     Acq Date      Value         Life         Number            Number
-----------------------------------------------------------------------------------------------------------------------------
     HP 9000-G70                 100%                1/1/97      135,000         60          O-1014       161501-0X01-0T45
     HP LINK                              100%
     HP LINK                     100%
     HP LINK                     100%

     HP DATA STORAGE              50%      50%       1/1/97      757,157         60          S-1013       161501-0X01-0T45
     HP DATA STORAGE              50%      50%       1/1/99      114,818         36                       161501-0A05-1269

     IBM MAINFRAME               100%                                                                      Leased - 06/01

     EMC PRODUCT                  50%      50%       1/1/99      826,983         36          S-0114          C.555.01312

     EMC TEST DATA                50%      50%       1/1/99     1,044,251        36          S-1015          C.555.01312

     EMC                                             1/1/99      54,559          36                          C.400.01289

     SAP                          50%      50%       1/1/97     3,326,380        60                       161501-0X01-0T45
     SID                          50%      50%       1/1/97      200,000         60                       161501-0X01-0T45

     ICS                          50%      50%       1/1/97      922,008         60                       161501-0X01-0T45

     SAP                          50%      50%       1/1/97      201,720         60                       161501-0X01-0T45

     ANDERSON                     50%      50%       1/1/97      376,112         60                       161501-0X01-0T45

     SAP                         100%                1/1/97      353,917         36                       161501-0X01-0T45

     MTR/KEYBOARD 700/96                  100%

     MTR/KEYBOARD 700/96          50%      50%

     MTR/KEYBOARD 700/96         100%

     MTR/KEYBOARD 700/96                  100%

     MTR/KEYBOARD 700/96          50%      50%

     MTR/KEYBOARD 700/96                  100%

     MTR/KEYBOARD 700/96                  100%

     MTR/KEYBOARD 700/96          50%      50%

     MTR/KEYBOARD 700/96          50%      50%

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

--------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
--------------------------------------------------------------------------------------------------------------------------------
     MTR/KEYBOARD 700/96              ECDVDB1 MTR/KEYBOARD                    3434A00130            HP                55

     SYNOPTICS                        FDDI HUBS - 2914                          1965807             SNYOPTICS

     SYNOPTICS                        FDDI HUBS - 2914                          1899779             SNYOPTICS

     COMPAQ                           X STATION                                3925944DA            NEC               56

     MTR/KEYBOARD 700/96              MONITOR/KEYBOARD                        3441A04154            HP                57

     HP OPTICAL 40 FX                 IXOS OPTICAL JUKE BOX - DEV             US6AN00167            HP                58

     HP 9000 C110                     IXOS DEV SYSTEM                         US66460139            HP                59

     IXOS SOFTWARE                    ARCHIVE SOFTWARE                                              IXOS

     IBM 3274 41D F00                 MONITOR/KEYBOARD                           95083              IBM             8180/60

     IBM 3274 41D  F40                MONITOR/KEYBOARD                           82491              IBM             8176/61

     IBM 3274 41D  P0960              MONITOR/KEYBOARD                         23-A7523             IBM            17416/62

     IBM 3174 1R  P0921               MAIN-FRAME DIAL-UP                       23-B6093             IBM               63

     IBM 3174 IL P0920                MONITOR/KEYBOARD                         23-A7522             IBM            17415/64

     IBM MAIN FRAME 9672              MAIN FRAME                                 40255              IBM               65
     IBM MAIN FRAME 2003-216          MAIN FRAME                                 50506              IBM

     DATA POWER SYSTEM                POWER DISTR UNIT - PDU1                  29117-00                               66

     ON-LINE POWER                    PDU1 SLAVE UNIT                           P10089                                67

     IBM MONITOR                      MASTER CONSOLE F03 - ESAPROD                                  IBM               68

     IBM MTR/KEYBOARD                 ESA TECH CONSOLE F42                                          IBM               69

     IBM MTR/KEYBOARD                 MASTER CONSOLE F48 - ESATECH                                  IBM               70

     IBM 750 - P90                    MTR/KEYBOARD  P70                                             IBM               71

     NEC/MULTISYNC 2A                 MONITOR/KEYBOARD                         OYL00364             NEC               72

     DELL OPTIPLEX                    XMT 590 HOST FAX SERVER                    UZJNZ              DELL              73
     US ROBOTICS                      MODEM                                0002680514479919


--------------------------------------------------------------------------------------------------------------------------------
                                  Olin      Arch                   Asset                       Tag              CAR
Note Description of Item          Usage     Usage    Acq Date      Value         Life         Number           Number
--------------------------------------------------------------------------------------------------------------------------------
     MTR/KEYBOARD 700/96          100%

     SYNOPTICS                     50%       50%      1/1/00      12,761          36          S-1046         C.555.01323

     SYNOPTICS                     50%       50%      1/1/00      12,761          36          S-1018         C.555.01323

     COMPAQ                        50%       50%

     MTR/KEYBOARD 700/96          100%

     HP OPTICAL 40 FX              50%       50%     1/1/99          0            60          S-1016      161501-0A05-1254

     HP 9000 C110                  50%       50%      1/1/99      61,427          60          S-1017      161501-0A05-1254

     IXOS SOFTWARE                 50%       50%      1/1/99      200,000         60                      161501-0A05-1254

     IBM 3274 41D F00             100%                                                        O-1017

     IBM 3274 41D  F40            100%                                                        O-1018

     IBM 3274 41D  P0960          100%                                                        O-1021

     IBM 3174 1R  P0921           100%                                                        O-1019

     IBM 3174 IL P0920            100%                                                        O-1020

     IBM MAIN FRAME 9672          100%                                                                    ELIMINATED 07/99
     IBM MAIN FRAME 2003-216      100%                                                                     LEASED - 07/03

     DATA POWER SYSTEM             50%       50%      4/1/92      11,600          60          S-1027           14-0113

     ON-LINE POWER                 50%       50%                                              S-1028          Expensed

     IBM MONITOR                  100%

     IBM MTR/KEYBOARD             100%

     IBM MTR/KEYBOARD             100%

     IBM 750 - P90                100%                                                                    ELIMINATED 07/99

     NEC/MULTISYNC 2A             100%

     DELL OPTIPLEX                 50%       50%                                              S-1052         C.555.01325
     US ROBOTICS                   50%       50%


                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

--------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
--------------------------------------------------------------------------------------------------------------------------------
     IBM                              AS/400 OMM SYSTEM - F45                                                         78
                                      APP SYSTEM/400 CABINET                                        IBM

     IBM                              CABINET 9309-2
                                      ISE BUNKER RAMO TAPE UNIT                 0809635             IBM               79
                                      ISE BUNKER RAMO TAPE UNIT                 0809636             IBM               80
                                      IPL 6800                                  T105003             IBM               81

     IBM                              APP SYSTEM/400 CABINET - E45
                                      IBM 9336                                 10-23921             IBM               82
                                      IBM 9336                                 10-23051             IBM
                                      IBM 9336                                 10-13337             IBM
                                      IBM 9332/400                             10-AC794             IBM
                                      IBM 9332/400                             10-2355A             IBM
                                      IBM 9332/400                             10-1007A             IBM

     IBM                              APP SYSTEM 9406 CABINET - E45                                                   83
                                      EMC2 DASD SUBSYSTEM                     1010218934            IBM
                                      DECISION DATA TAPE UNIT (2)                                   IBM
                                      IBM 9348-001                             PN21F7900            IBM

     IBM                              APP SYSTEM/400 CABINET - E45                                                    84
                                      IBM 9336                                 10-16850             IBM
                                      IBM 9336                                 10-35156             IBM

     TIMBERLINE 9490                  STORAGE TECK CONTROLLER                                                         85

     HIMALAYA K1000                   TANDEM BAR BY BAR
                                      HIMALAYA K1000                                                                  86
                                      HIMALAYA K1000                                                                  87

     TANDEM                           MONITOR/KEYBOARD                          TR2.#A              TANDEM            88

     TANDEM                           MONITOR/KEYBOARD                          TR0.#A              TANDEM            89

     TANDEM                           RELISYS MONITOR/KEYBOARD                  TR0.#A              TANDEM            90

     TANDEM                           TAPE UNIT                              097671A06-09           TANDEM            91

     TANDEM                           TANDEM UNIT                            108207 R00-01          TANDEM            92

     TANDEM                           CASTING PLANT WIRING

     TANDEM                           CASTING PLANT WIRING

     METRIX                           CASTING PLANT TEST PC                                         METRIX            93


----------------------------------------------------------------------------------------------------------------------------
                                Olin      Arch                  Asset                       Tag             CAR
Note Description of Item        Usage     Usage     Acq Date    Value         Life         Number          Number
----------------------------------------------------------------------------------------------------------------------------
     IBM                                  100%                                                        ELIMINATED 05/99


     IBM                                                                                              ELIMINATED 07/99
                                 50%       50%



     IBM                                                                                              ELIMINATED 07/99
                                 50%       50%






     IBM                         50%       50%                                                        ELIMINATED 07/99




     IBM                         50%       50%                                                        ELIMINATED 07/99



     TIMBERLINE 9490             50%       50%                                                       ELIMINATED - 10/99

     HIMALAYA K1000             100%                                                                   LEASED - 02/01



     TANDEM                     100%

     TANDEM                     100%

     TANDEM                     100%

     TANDEM                     100%                                                                   LEASED - 02/01

     TANDEM                     100%                                                                   LEASED - 02/01

     TANDEM                     100%

     TANDEM                     100%

     METRIX

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

---------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
---------------------------------------------------------------------------------------------------------------------------------
     COMPAQ                           CASTING PLNAT TEST FILE SERVER         6407HFH31946           COMPAQ            94

     IBM 3727-70                      MONITOR/KEYBOARD - 3725                 3727-A3906            IBM               95

     TALX BOX                         TALX VP/2000                              10315NV             TALX              96
     TALX BOX                         OPTIQEST MONITOR/KEYBOARD               5D82702506            TALX              97
     TALX BOX                         Employee Central Software                                     TALX
     TALX BOX                         INTEL SERVER                             200576750            TALX              98

     US ROBOTICS                      COURIER MODEM - TALX                   21T923H8ARB5           US ROBOTIC        99

     IBM                              IBM 3726                                                      IBM               100

     IBM                              IBM 3745-170                         3745-170 57-75394        IBM               101

     IBM 3151                         MONITOR/KEYBOARD - 3745                  88-G7712             IBM               102

     MGE UPS SYSTEM                   POWER DIST. UNIT 2                       200088-00            MGE               103

     IBM 3803                         ROUND REEL TAPE UNITS                   3803-26149            IBM               104

     IBM 3240                         MAGNETIC TAPE UNIT 3420                   77K3415             IBM               105

     IBM 3420                         MAGNETIC TAPE UNIT 3420                   77K3797             IBM               106

     MOORE                            PRINTER BURSTAR                                               MOORE          6433/107

     CDL                              CABINET - CDL                                                 CDL               108
                                      DATA SWITCH SYSTEM                         03358
                                      SATA SWITCH SYSTEM                         03357

     LANE                             SWITCH CONTROLLER 8000                     14146              LANE           8188/109

     LANE                             CABINET
     IBM                              PC - ROLM CDR
     IBM                              FAX SERVER                            6237 HCW 51164          IBM            8184/110
     EPSON                            PRINTER                                   374102              EPSON

     TEXAS INSTRUMENT                 OMNI 8000 PRINTER LANE                  2381500037            TX INSTR          111

     DECISION DATA 3596               AS/400 OMM CONSOLE                        113975              D.DATA            113

     IBM 3290                         MTO MONITOR/KEYBOARD                       A3675              IBM               114

     TANDEM 6526                      TANDEM SYSTEM CONSOLE                     AJ3327              TANDEM            115

-----------------------------------------------------------------------------------------------------------------------------
                                    Olin       Arch                    Asset                       Tag             CAR
Note Description of Item            Usage      Usage     Acq Date      Value         Life         Number          Number
-----------------------------------------------------------------------------------------------------------------------------
     COMPAQ

     IBM 3727-70

     TALX BOX                        50%        50%       1/1/99       7,722          36          S-1053        C.555.01314
     TALX BOX                                                                                                   C.555.01314
     TALX BOX                                             1/1/99      54,500          36                        C.555.01314
     TALX BOX                                             1/1/99       3,000          36          S-1054        C.555.01314

     US ROBOTICS

     IBM                            100%                                                                     Eliminate - YE99

     IBM                            100%                                                                       LEASED - MTM

     IBM 3151                       100%

     MGE UPS SYSTEM                  50%        50%       1/1/99      41,466          60          S-1055        C.400.01285

     IBM 3803                       100%

     IBM 3240                       100%

     IBM 3420                       100%

     MOORE                          100%                  1/1/82       7,710          60          O-1031          16-0433

     CDL                             50%        50%                                                          SCRAPPED - 10/99
                                                                                                             SCRAPPED - 10/99
                                                                                                             SCRAPPED - 10/99

     LANE                            50%        50%                                                          SCRAPPED - 10/99

     LANE                            50%        50%                                                          SCRAPPED - 10/99
     IBM                                                                                                     SCRAPPED - 10/99
     IBM                                                                                                     SCRAPPED - 10/99
     EPSON                                                                                                   SCRAPPED - 10/99

     TEXAS INSTRUMENT                50%        50%                                                          SCRAPPED - 10/99

     DECISION DATA 3596

     IBM 3290                       100%

     TANDEM 6526                    100%

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

--------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
--------------------------------------------------------------------------------------------------------------------------------
     HP                               X STATION                               CA62R93052            HP                116
     HP                               ITO Software                                                  HP

     IBM 3490 E A20                   CABINET
     IBM 3490 E A20                   CARTRIDGE UNIT                           13 64528             IBM               117
     IBM 3490 B40                     CARTRIDGE UNIT                           13 70023             IBM
     IBM 3490 B40                     CARTRIDGE UNIT                           13 70062             IBM
     IBM 3490 B40                     CARTRIDGE UNIT                           13 70045             IBM
     IBM 3490 B40                     CARTRIDGE UNIT                           12 70063             IBM

     GATEWAY 2000                     OPERATIONS PC                           0008922208            GATEWAY           118
     HAYES                            MODEM                                     9228881             HAYES             119

     IBM 961 CONSOLE                  MAINFRAME CONSOLE                        88-05145             IBM               120

     IBM 3278-5                       MAINFRAME TERMINAL                                            IBM               121

     IBM 3290-2                       MAINFRAME CONSOLE                                             IBM            6596/122

     TANDEM                           PRINTER RACK 1                                                TANDEM            123
     TANDEM                           PRINTER                                   7230294             TANDEM
     TANDEM                           PRINTER                                   7300630             TANDEM
     TANDEM                           PRINTER                                   7240301             TANDEM

     TANDEM                           PRINTER RACK 2                                                TANDEM            124
     TANDEM                           PRINTER                                   7240342             TANDEM
     BROTHER                          PRINTER                                  K97106108            BROTHER
     TANDEM                           PRINTER                                   5110870             TANDEM

     MOORE                            DECOLLATER 284B                            5096               MOORE             126

     INTERMAC                         LABEL MAKER                                27291              INTERMAC          127

     COMPAQ PRELINEA                  SCANNER DELL KEYBOARD                   0131454A340           COMPAQ         28396/128

     GATEWAY                          P5/166 - TEST PC

     COMPAQ                           575 - WIN 3.1 WORK STATION

     IBM                              MAINFRAME CONSOLE                         23M9759             IBM               129
                                      MONITOR/KEYBOARD

     IBM                              MAINFRAME MONITOR
                                      MONITOR/KEYBOARD                          88N2128             IBM               130



------------------------------------------------------------------------------------------------------------------------------
                                  Olin     Arch                  Asset                       Tag                    CAR
Note Description of Item          Usage    Usage     Acq Date    Value         Life         Number                 Number
------------------------------------------------------------------------------------------------------------------------------
     HP                            50%      50%       1/1/99     5,170          36          S-1073               C.400.01274
     HP                                               1/1/99    36,539          36                               C.400.01274

     IBM 3490 E A20
     IBM 3490 E A20               100%                                                                          LEASED - MTM
     IBM 3490 B40                 100%
     IBM 3490 B40                 100%
     IBM 3490 B40                 100%
     IBM 3490 B40                 100%

     GATEWAY 2000                  50%      50%
     HAYES                         50%      50%

     IBM 961 CONSOLE              100%

     IBM 3278-5                   100%

     IBM 3290-2                   100%

     TANDEM                       100%
     TANDEM                       100%                                                      O-1023
     TANDEM                       100%                                                      O-1024
     TANDEM                       100%                                                      O-1025

     TANDEM                       100%
     TANDEM                       100%                                                      O-1026
     BROTHER                      100%                                                      O-1027
     TANDEM                       100%                                                      O-1028

     MOORE                        100%               11/1/86     4,591          60          O-1029                 16-0D25

     INTERMAC                      50%      50%

     COMPAQ PRELINEA                                                                        O-1030

     GATEWAY

     COMPAQ

     IBM                          100%
                                  100%

     IBM                          100%
                                  100%

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

-------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
-------------------------------------------------------------------------------------------------------------------------------
     IBM 6262 022                     PRINTER                                                       IBM               131

     PRINTRONIX                       PRINTER                                   C112257             PRINTRONIX        132

     SIEMEN'S                         LASER PRINTER 2300-3                       12552              SIEMENS           133

     KOHLER                           DIESEL GENERATOR                         500R0ZD71

     CK POWER                         TRANSFER SWITCH                           191914              CK POWER          135

     MGE UPS SYSTEM                   UNINTERRUPTED POWER                      217998-00            MGE               136
                                      2 BATTERY POWER CABINETS
     MGE                              BATTERY DISCONNECT UPS

     SIEMENS                          UPS DISTBR PANEL                         861277201            SIEMENS           137

     COMMANDER 4 XP                   CYBEX SWITCH                             AE0003598            COMMANDER         138

     COMMANDER                        CYBEX SWITCH
                                      MONITOR/KEYBOARD                                              COMMANDER         139

     NEC                              NET FAX / 401 - AS/400 OMM               334750296            NEC               140

     IBM                              MODEM 5853 AS/400                       23-0059028            IBM               141

     EPSON                            DFX 5000 PRINTER - AS/400               OG 20022268           EPSON             142

     IBM                              MODEM 5853 AS/400                       23-0093382            IBM               143

     LD485S                           MODEM MODEL ME741A AS/400                922903208            LD485S            144

     SIEMENS                          I-T-E- SWITCH BOARD SERIES 6         5.0. 86-11860-01         SIEMEMS           146

     CERBERUS PYROTRONICS             ALARM PANEL & FM200                     315-095097            CERBERUS          147

     CIRRUS 3                         INCIPIENT FIRE DETECTOR                  IAA00040             CIRRUS            148

     LIEBERT SYSTEM 2                 A/C UNITS   (4)                           119204C             LIEBERT
     LIEBERT SYSTEM 2                 A/C UNITS   (4)                           P06662              LIEBERT
     LIEBERT SYSTEM 2                 A/C UNITS   (4)                         168919-002            LIEBERT
     LIEBERT SYSTEM 2                 A/C UNITS   (4)                         168918-001            LIEBERT

     CARRIER A/C                      UPS ROOM                                2292F02101            CARRIER           150

     IBM 3995 C64                     OPTICAL SERVER - ON DEMAND             3995100004761          IBM               134



-------------------------------------------------------------------------------------------------------------------------------
                                     Olin       Arch                    Asset                    Tag                CAR
Note Description of Item             Usage      Usage      Acq Date     Value      Life         Number             Number
-------------------------------------------------------------------------------------------------------------------------------
     IBM 6262 022                    100%                                                                      LEASED - 04/01

     PRINTRONIX                      100%                                                       O-1032

     SIEMEN'S                        100%                                                                       LEASED - MTM

     KOHLER                           50%        50%        1/1/99     100,918      60          S-1057           C.400.01285

     CK POWER                         50%        50%                                            S-1029

     MGE UPS SYSTEM                   50%        50%        1/1/99     92,878       60          S-1031           C.400.01285
                                                                                                S-1032
     MGE                                                                                        S-1033

     SIEMENS                          50%        50%                                            S-1034

     COMMANDER 4 XP                   50%        50%        1/1/99      4,032       36          S-1056           C.400.01303

     COMMANDER                        50%        50%


     NEC                                                                                                          SCRAPPED

     IBM                                                                                                           LEASED

     EPSON                                                                                                        SCRAPPED

     IBM                                                                                                          SCRAPPED

     LD485S                                                                                                       SCRAPPED

     SIEMENS                          50%        50%                                            S-1035

     CERBERUS PYROTRONICS             50%        50%        1/1/99     135,519      60          S-1037           C.555.01293

     CIRRUS 3                         50%        50%        1/1/99     18,063       60          S-1036           C.555.01293

     LIEBERT SYSTEM 2                 50%        50%        1/1/99     26,749       60          S-1038           C.400.01285
     LIEBERT SYSTEM 2                 50%        50%        1/1/82     18,326       60          S-1039            16-81154
     LIEBERT SYSTEM 2                 50%        50%        1/1/92     19,469       60          S-1040             14-0113
     LIEBERT SYSTEM 2                 50%        50%        1/1/92     19,469       60          S-1041             14-0113

     CARRIER A/C                      50%        50%        4/1/93     17,852       60          S-1030             15-0421

     IBM 3995 C64                     50%        50%                                            S-1042           C.555.01318

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

-------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
-------------------------------------------------------------------------------------------------------------------------------
     IBM                              ON-DEMAND SOFTWARE

     PARADYNE 3160                    2 UNITS                                   4514791             PARADYNE
     PARADYNE 3160                    2 UNITS                                   4562671             PARADYNE

     PARADYNE                         FRAME SERVER - 2 UNITS                    4569423             PARADYNE
     PARADYNE                         FRAME SERVER - 2 UNITS                    4568336             PARADYNE

     CISCO                            7507                                     76026915             CISCO

     XYLAN                            OMNISWITCH                               80891255             XYLAN

     SYNOPTICS                        FDDI HUBS 2914                            1726836             SNYOPTICS

     SYNOPTICS                        FDDI HUBS 2914                            1726890             SNYOPTICS

     IBM 3174                         CONTROL UNIT - CONFIGURATION

     IBM 3274                         CONTROL UNIT - CONFIGURATION

     PARADYNE                         3820                                      4426991

     PARADYNE                         3160                                      3838442

     CISCO                            3600                                     364052292

     CISCO                            7200                                     72619192

     PARADYNE                         FRAMESWITCH - 2 UNITS                     4568330

     XYLAN                            OMNISWITCH                               80990143             XYLAN

     SYNOPTICS                        FDDI HUBS 2914                            1726961             SNYOPTICS

     SYNOPTICS                        FDDI HUBS 2914                            1726938             SNYOPTICS

     SYNOPTICS                        5000 NETWORK HUB                                              SNYOPTICS

     SYNOPTICS                        2715F                                                         SNYOPTICS

     SYNOPTICS                        2705B                                                         SNYOPTICS

     SYNOPTICS                        2813SA                                                        SNYOPTICS

     SYNOPTICS                        2803                                                          SNYOPTICS


-------------------------------------------------------------------------------------------------------------------------------
                                 Olin     Arch                    Asset                  Tag                    CAR
Note Description of Item         Usage    Usage     Acq Date      Value    Life         Number                 Number
-------------------------------------------------------------------------------------------------------------------------------
     IBM                          50%      50%                                                               C.555.01318

     PARADYNE 3160                                                                      S-1023
     PARADYNE 3160                                                                      S-1024

     PARADYNE                                                                           S-1026
     PARADYNE                                                                           S-1025

     CISCO                        50%      50%       1/1/99      90,000     36          S-1022               C.400.01303

     XYLAN                        50%      50%       1/1/99      70,068     36          S-1021               C.400.01303

     SYNOPTICS                    50%      50%       1/1/99       6,459     36          S-1020               C.400.01303

     SYNOPTICS                    50%      50%       1/1/99       6,459     36          S-1019               C.400.01303

     IBM 3174                     50%      50%                                          O-1015

     IBM 3274                     50%      50%                                          O-1016

     PARADYNE                     50%      50%                                          S-1047

     PARADYNE                     50%      50%                                          S-1048

     CISCO                        50%      50%                                          S-1049

     CISCO                        50%      50%       1/1/99      70,000     36          S-1050               C.400.01303

     PARADYNE                     50%      50%                                          S-1051

     XYLAN                        50%      50%       1/1/99      70,068     36          S-1045               C.400.01303

     SYNOPTICS                    50%      50%       1/1/99       6,459     36          S-1043               C.400.01303

     SYNOPTICS                    50%      50%       1/1/99       6,459     36          S-1044               C.400.01303

     SYNOPTICS                    50%      50%                                                               ELIMINATED

     SYNOPTICS                    50%      50%                                                               ELIMINATED

     SYNOPTICS                    50%      50%                                                               ELIMINATED

     SYNOPTICS                    50%      50%                                                               ELIMINATED

     SYNOPTICS                    50%      50%                                                               ELIMINATED


                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

--------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
--------------------------------------------------------------------------------------------------------------------------------
     IBM                              8230 TOKEN RING CAU/LAM                    56025              IBM

     SYNOPTICS                        301 SWITCH - 2 UNITS                                          SNYOPTICS

     SIMWARE                          TOKEN RING MAU                                                SIMWARE

     GATEWAY                          DEPARTMENTAL PCS

     ALLEN DATA                       JCL PREP MAINFRAME SOFTWARE

     CA                               ADS/ ALIVE IDMS SOFTWARE

     NETWORK                          NETWORK EQUIPMENT

     COMPAQ                           DEPARTMENTAL PCS

     HAZOX                            MSDS SYSTEM                                                   HAZOX

     NNM                              NETWORK MONITORING                                            HP

     Insite                           SAP DEVELOPMENT                                               Insite Objects
     Autotester                       SAP DEVELOPMENT                                               Autotester

     EDI                              GENTRAN CONVERSION



     ProLiant 3000  EADC-MDC-02       Domain Controller                      D751BRZ40814           Compaq               151

     ProLiant 3000  EADC-MDC-01       Domain Controller                      D751BRZ40586           Compaq               152

     ProSignia 500  OLINDC1           File & Print                           D649HUH10205           Compaq               153

     ProLiant 5500  EADC-EXC-01       Exchange                               D749BRZ20604           Compaq               154

     ProLiant 5500  EADC-EXC-02       Exchange                               D749BRZ20661           Compaq               155

     ProLiant 3000  EADC-SRV-01       WINS                                   D751BRZ40013           Compaq               156

     ProLiant 3000  EADC-SRV-02       WINS                                   D751BRZ40651           Compaq               157

     ProLiant 7000  EALT-EXC-01       Exchange                               D741BLC10362           Compaq               158

     ProLiant 7000  EALT-EXC-02       Exchange                               D741BLC10283           Compaq               159

     ProLiant 3000  EADC-WEB-01       WEB Server                             D810BRZ40184           Compaq               160


------------------------------------------------------------------------------------------------------------------------------
                                     Olin    Arch                  Asset                       Tag            CAR
Note Description of Item             Usage   Usage    Acq Date     Value         Life         Number         Number
------------------------------------------------------------------------------------------------------------------------------
     IBM                              50%     50%                                                          ELIMINATED

     SYNOPTICS                        50%     50%                                                          ELIMINATED

     SIMWARE                          50%     50%                                                          ELIMINATED

     GATEWAY                          50%     50%

     ALLEN DATA                      100%

     CA                              100%

     NETWORK                          50%     50%

     COMPAQ                           50%     50%

     HAZOX                            50%     50%

     NNM                              50%     50%

     Insite                           50%     50%      1/1/99     100,000         60                       C.400.01284
     Autotester                                        1/1/99     129,173         60                       C.400.01284

     EDI



     ProLiant 3000  EADC-MDC-02                        1/1/99      9,619          36          S-1058       C.400.01291

     ProLiant 3000  EADC-MDC-01                        1/1/99      9,619          36          S-1065       C.400.01291

     ProSignia 500  OLINDC1

     ProLiant 5500  EADC-EXC-01                        1/1/99     52,120          36          S-1066       C.400.01291

     ProLiant 5500  EADC-EXC-02                        1/1/99     52,730          36          S-1060       C.400.01291

     ProLiant 3000  EADC-SRV-01                        1/1/99      9,619          36          S-1067       C.400.01291

     ProLiant 3000  EADC-SRV-02                        1/1/99      9,619          36          S-1059       C.400.01291

     ProLiant 7000  EALT-EXC-01                        1/1/99     76,810          36          S-1062       C.400.01291

     ProLiant 7000  EALT-EXC-02                        1/1/99     81,606          36          S-1071       C.555.01304

     ProLiant 3000  EADC-WEB-01                        9/1/98     26,836          36          S-1063       C.400.01307

                                                                      Schedule G
              Information Technology - Olin and Arch Asset Listing
                          Data Center Physical Assets

---------------------------------------------------------------------------------------------------------------------------------
                                      Function                                                                     Olin Tag
Note Description of Item              Performed                              Serial Number          Mfg             Number
---------------------------------------------------------------------------------------------------------------------------------
     ProLiant 3000  OLIN-FTP-01       FTP Server                             D810BRZ40695           Compaq             161

     ProLiant 5500  EADC-EXC-90       Exchange Test                          D749BRZ20423           Compaq             162

     Software                         Luminate Software                                             Luminate
     ProLiant 3000  LUMINATE          Luminate Software                      D802BRZ40044           Compaq             163

     ProLiant 3000  ON DEMAND         ON DEMAND Software                     D839BX620189           Compaq             164

     ProSignia 3080  524_MKT          File & Print                           6303HDT60107           Compaq             165

     Prolinea 4/100  SNADS            IBMIIN Mail Gateway                    6421HKE40154           Compaq             166

     Prolinea 575e  SAA1              SAA Gateway                            A549HTB2D421           Compaq             167

     Prolinea 575e  SAA2              SAA Gateway                            A549HTB2D418           Compaq             168

     Dell  Fax Server                 FAX Server                                 5VCC7              Dell               169

     IBM Model 80  TALX               TALX - Benefits                                               IBM                170

     Prolinea 4/33s  RCW for OMM      RCW                                    6428HKA21146           Compaq             171


     IBM Clone  Fax Server            FAX Server - AS/400                        286R               Clone              172

     ProSigna 500  Firewall           Firewall                               6516HNP10158           Compaq             173

     Cubix Sage Access Firewall       Firewall enterprise Center               9807-9622            Cubix              174
     Cubix Sage Access Firewall       Firewall Admin Center                    9339-3959            Cubix
     Cubix Sage Access Firewall       Software                                                      Cubix

     Gateway P5-200 Time Clocks       Indy Time Clock Server                    6219599             Gateway            175

     Prolinea 4/33 Belgium MTA        Belgium MTA Server                     6237HCW51282           Compaq             176

     ProLiant 3000  EADCSQL01         SMS SQL Server                         D838BX620340           Compaq             177

     MICROSOFT EXCHANGE

     SMS IMPLEMENTATION

     ITM IMPLEMENTATION




---------------------------------------------------------------------------------------------------------------------------
                                      Olin    Arch                     Asset               Tag             CAR
Note Description of Item              Usage   Usage     Acq Date       Value    Life      Number          Number
---------------------------------------------------------------------------------------------------------------------------
     ProLiant 3000  OLIN-FTP-01                          9/1/98       26,836     36       S-1064         C.400.01307

     ProLiant 5500  EADC-EXC-90                          1/1/99       60,098     36       S-1068         C.400.01291

     Software                                            1/1/99       118,810    60                      C.400.01295
     ProLiant 3000  LUMINATE                             1/1/99       41,812     36       S-1070         C.400.01295

     ProLiant 3000  ON DEMAND                                                             S-1069         C.555.01318

     ProSignia 3080  524_MKT

     Prolinea 4/100  SNADS                                                                                Eliminated

     Prolinea 575e  SAA1

     Prolinea 575e  SAA2

     Dell  Fax Server                                                                                  Replaced with new
                                                                                                         HostFax system

     IBM Model 80  TALX                                                                                 Scrapped 7/15/99

     Prolinea 4/33s  RCW for OMM                                                                         Eliminated with
                                                                                                        AS/400 conversion

     IBM Clone  Fax Server                                                                A-1013         Provided by OMM

     ProSigna 500  Firewall                                                                             Upgraded to new xxx
                                                                                                      located in Help Desk area

     Cubix Sage Access Firewall                          1/1/99       38,302              S-1072           C.400.01310
     Cubix Sage Access Firewall                          1/1/99       35,690                               C.400.01310
     Cubix Sage Access Firewall                          1/1/99        8,948                               C.400.01310

     Gateway P5-200 Time Clocks                                                           O-1022           Removed 10/99

     Prolinea 4/33 Belgium MTA

     ProLiant 3000  EADCSQL01                                                             S-1061

1    MICROSOFT EXCHANGE                       100%

     SMS IMPLEMENTATION                50%     50%

     ITM IMPLEMENTATION                50%     50%
